Exhibit 32.2

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350
                 AS ADOPTED PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY  ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Financial Federal Corporation (the "Company") for the quarter ended April 30, 2009, as filed with the Securities and Exhange Commission (the "Report"), Steven F. Groth, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

     A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



June 2, 2009                      /s/ Steven F. Groth
------------                      ----------------------------------
Date                              Steven F. Groth
                                  Chief Financial Officer and Senior
                                  Vice President